UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21073

Bragg Capital Trust
(Exact name of registrant as specified in charter)

1031 South Caldwell Street, Suite 200
Charlotte, NC 28203
 (Address of principal executive offices) (Zip code)

1031 South Caldwell Street, Suite 200
Charlotte, NC 28203
 (Name and address of agent for service)

Copies to:
Tanya L. Goins
Thompson Hine LLP
1919 M Street, NW, Suite 700
Washington DC 20036

Registrant's telephone number, including area code: (704) 714-7711

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

ANNUAL REPORT Queens Road Value Fund Queens Road Small Cap Value Fund Each a series of Bragg Capital Trust May 31, 2016

QUEENS ROAD FUNDS

Table of Contents

Shareholder Letter	2
Manager’s Commentary	3

Performance Illustration	5
Graphical Illustration	7

Schedules of Investments
Queens Road Value Fund	8
Queens Road Small Cap Value Fund	10

Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	22

Expense Illustration	23

Additional Information	24

Trustee Information	25

QUEENS ROAD FUNDS SHAREHOLDER LETTER May 31, 2016 (Unaudited)

“There cannot be a crisis next week. My schedule is already full.”
-Henry Kissinger

Dear Fellow Shareholders:

Three main factors created uncertainty for investors during the first part of 2016. We began the year with worries over the falling price of oil. This was followed by the historic vote by the British to leave the European Union. The third factor creating uncertainty was our ongoing presidential election process as Democrats and Republicans completed their primaries and narrowed the field to two candidates. This uncertainty will continue into the fall with what promises to be an ugly campaign season. One might compare it to passing a car wreck on the highway. We tell ourselves to keep both hands on the wheel and our eyes on the road ahead, but we can’t help but look.

●

Falling Oil Prices: Just a few short months ago, oil dominated the news with headlines of doom and gloom about crashing oil prices and the impact they were going to have on the world economy. Fortunately, a global economic crisis did not materialize as a result of low oil prices. As soon as oil began moving up, other bogeymen quickly appeared to take the place as the crisis du jour.

●

Brexit: The UK vote to leave the European Union is undoubtedly an important issue, but it is not likely to be the nightmare that some have predicted. If the UK does leave the EU, it will be done over a long period of time and in as orderly a fashion as possible. There will certainly be some dislocations (e.g. many finance jobs moving from London to the Continent), and perhaps a temporary economic slowdown, but it should not present structural problems to either the UK economy or the remaining countries in the European Union.

●

U.S. Presidential Election: As the U.S. presidential election heats up, some say that a Donald Trump presidency will send the world into a global depression. Others have predicted a booming economy fueled by increased government borrowing, similar to the period in the 1980s. As independent investors we don’t take sides in these debates, which happens to be very convenient in this election. We are confident that whether Trump or Clinton wins the presidency (or an unlikely dark-horse candidate), it will not cause the world economy to fall into a depression. There will be much rhetoric and hand-wringing as both sides throw mud during their nominating conventions in July as they attempt to motivate their folks to get out and vote. The market will likely gyrate a bit in the short-term, but over the longer term, the global economy will continue its slow but steady growth.

Earnings Pressure: As the global economy continues its slow expansion, operating margins are finally starting to feel pressure. The cost-cutting and rationalization that have been going on for the last several years appear to have reached their limits, broadly speaking. Companies and analysts alike are projecting tepid earnings growth for the near future. Additionally, we are seeing an increased reliance (and increased creativity) in “adjusting” GAAP earnings to ones that “management feels better represent the financial performance of the company”. We also see continued record share repurchases that provide immediate benefits to earnings per share numbers by reducing the outstanding share count. These share repurchases are often undertaken instead of increasing capital purchases, such as buying new plants and machinery. While the share buybacks provide the one-time pop of increased earnings per share due to a lower share count, we prefer to see companies that make capital investments that have the potential to provide sustainable long-term profit growth.

Late-Stage Bull Market? While these are worrisome signs, they aren’t unusual in the later stages of a bull market. Lest that sound like a call on the market, we think it is important to note that this bull could keep running for a while. Likewise, it may not. As bottom-up investors, we try to avoid making predictions about near-term equity market performance. Instead we focus on the portfolio. Currently we see pressure on earnings and above average valuations, but our portfolios are made up of companies that we believe have sound risk/reward prospects over the next three to five years. Our bottom-up analysis focuses on the individual companies, their business models, their managements, and the attractiveness of the industries in which they compete. Relative to the amount of risk that we are taking, we feel confident that collectively, the companies we own will prove to be a good investment over the long-term despite the uncertainty we face.

Thank you for entrusting your and your client’s money to Queens Road. Please call us if you have any questions about the portfolio or our investment philosophy and process.

Sincerely,

Steven Scruggs, CFA	Benton Bragg, CFA
President	Chairman

QUEENS ROAD FUNDS MANAGER’S COMMENTARY May 31, 2016 (Unaudited)

Queens Road Value Fund

For our fiscal year ending May 31, 2016, the Queens Road Value Fund returned 1.74% compared to a return of 0.44% for the S&P 500 Citigroup Value Index, the fund’s primary benchmark.

Investments that Helped Performance

●

Constellation Brands Inc. (2.32% of the Fund) rose 29% during the fiscal year. The third-largest producer and marketer of beer in the U.S. continued its recent strong performance with its marquee brands Corona and Modelo and expanded its presence in the craft brew marketplace with the acquisition of Ballast Point Brewing. This year marks the fifth straight year in which the company’s beer brands gained market share in the U.S. The company’s other segment, wine and spirits, continues to show lackluster growth. This well-managed company has demographic trends in its favor for its major brands and remains one of the fund’s largest holdings.

●

McDonald’s Corp. (1.31% of the Fund) advanced 30% during the period. The company has benefited greatly from its all-day breakfast menu, its reorganized discount menu (the McPick 2 platform) and its global refranchising initiative. We believe that management’s recent initiatives will continue to benefit the company’s bottom line.

Investments that Hurt Performance

●

Anthem, Inc. (2.46% of the Fund) fell 20% for the year. The health benefits company formerly known as Wellpoint announced last July that it would acquire health insurer Cigna in a stock and cash deal. The deal has yet to close, but Anthem has continued to slide. Higher revenues were not enough to offset higher claims and costs and profits suffered. Although we think the merger with Cigna is positive, the current health insurance market is very uncertain. Anthem announced that it would remain in the Obamacare exchanges; however, we think there is a strong likelihood that this may change after the Cigna merger is consummated.

●

Leucadia National Corp. (1.33% of the Fund) tumbled more than 25% as the company continues to transform itself after the retirement of its two founders. Current CEO Richard Handler, who also serves as CEO of the Leucadia subsidiary Jefferies, has evolved the company’s business model towards more merchant banking. The company engages in uniquely structured and often opaque transactions that take more time to pan out. Under prior management, the firm’s track record was impeccable. We are closely watching to see if the current management is capable of similar results.

QUEENS ROAD FUNDS MANAGER’S COMMENTARY (Continued) May 31, 2016 (Unaudited)

Queens Road Small Cap Value Fund

For our fiscal year ending May 31, 2016, the Queens Road Small Cap Value Fund returned 3.37% compared to a return of -2.75% for the Russell 2000 Value Index.

Investments that Helped Performance

●

Fabrinet (2.04% of the Fund) was up 94% for the period. This manufacturer of complex optical components was founded in 2000 by Seagate Technologies co-founder Tom Mitchell and went public in 2010. The company continues to increase utilization rates at its new manufacturing facility while gaining new customers. Demand for its technology and highly specialized manufacturing processes is increasing, and it is finding new applications for this technology as well.

●

Piedmont Natural Gas Co. (0.00% of the Fund) increased 56% during the period. On October 26, 2015, the company announced it had reached an agreement with Duke Energy to be acquired for $4.9 billion in cash. This amounted to an approximate 40% premium above Piedmont’s previous closing price.

●

RLI Corp. (1.97% of the Fund) returned 42% in fiscal 2016. RLI is an A+ rated specialty insurer that focuses on unique and hard-to-place risks. The company continued its streak of consecutive dividend increases, which now stands at 40 years. This conservatively-run, well-managed insurer remains one of the fund’s top holdings and we are very confident in its long-term prospects.

Investments that Hurt Performance

●

Ducommun Inc. (0.81% of the Fund) fell 28% for the period. A California-based manufacturer of aerospace structures and electronic and mechanical assemblies, Ducommun is a key supplier to OEMs in many of the world’s most advanced aeronautical programs. Significant revenue reductions due to changing U.S. defense spending priorities hit the company hard, resulting in significant decreases in operating income. In addition, the company took a charge to refinance outstanding debt, which will reduce debt levels and future interest expenses. Management does not appear to be very confident that demand will pick up in the near term and is focusing on cost control. We also have demand concerns and have been reducing our exposure.

●

Synaptics Inc. (2.13% of the Fund) fell 32% during the year. The company believes it is the leader in human interface technology for smartphones, tablets and touchscreen applications. The company posted weak earnings and guidance during the period, as it faced headwinds from slowing smartphone sales growth. Though the company had been reported to be in buyout talks with a Chinese firm, it was later reported that these talks have broken down. In spite of the recent underperformance, we are confident in the company’s products and long-term prospects.

The Fund continues to be invested in a defensive position, and holds 25.78% in cash equivalents as of May 31, 2016.

QUEENS ROAD FUNDS PERFORMANCE ILLUSTRATION May 31, 2016 (Unaudited)

Queens Road Value Fund

	Average Annual Total Return For the Year Ended May 31, 2016
	Queens Road Value Fund	S&P 500/Citigroup Value Index
Six Month	5.47%	3.54%
1 Year	1.74%	0.44%
3 Year	8.04%	9.00%
5 Year	9.35%	10.51%
10 Year	5.52%	5.71%
Since Inception*	7.33%	7.10%

Gross Annual Operating Expense is 0.96% as disclosed in the most recent Prospectus effective October 1, 2015.

*

The Queens Road Value Fund commenced operations on June 13, 2002. Past performance is not predictive of future performance. The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

The S&P 500/Citigroup Value Index along with its counterpart the S&P 500/Citigroup Growth Index were introduced in December 2005. Previously, these indices were known as the S&P 500/Barra Growth and Value Indices. These Indices are created by dividing the S&P 500 Index based upon seven different factors, four to determine value characteristics and three to determine growth characteristics. The companies are allocated to each index according to their growth or value characteristics, with about one-third being allocated to both the growth and value index. It is not possible to invest directly in the S&P 500/Citigroup Value Index. The S&P 500/Citigroup Growth Index and S&P 500/Citigroup Value Index are the exclusive property of Standards & Poors.

Growth of Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund from May 31, 2006 to May 31, 2016. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

QUEENS ROAD FUNDS PERFORMANCE ILLUSTRATION (Continued) May 31, 2016 (Unaudited)

Queens Road Small Cap Value Fund

	Average Annual Total Return For the Year Ended May 31, 2016
	Queens Road Small Cap Value Fund	Russell 2000 Value Index
Six Month	3.08%	0.19%
1 Year	3.37%	(2.75)%
3 Year	8.88%	6.10%
5 Year	7.25%	7.55%
10 Year	6.86%	5.25%
Since Inception*	9.62%	7.90%

Gross Annual Operating Expenses is 1.26% as disclosed in the most recent Prospectus effective October 1, 2015.

*

The Queens Road Small Cap Value Fund commenced operations on June 13, 2002. Past performance is not predictive of future performance. The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

The Russell 2000 Value Index is a subset of the Russell 2000 Index, which tracks the stocks of small domestic companies, based on total market capitalization. The Russell 2000 Value Index represents those stocks of the Russell 2000 with lower price-to book ratios and lower relative forecasted growth rates. You cannot invest directly in these indices.

Growth of Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund from May 31, 2006 to May 31, 2016. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

QUEENS ROAD FUNDS GRAPHICAL ILLUSTRATION May 31, 2016 (Unaudited)

The following charts provide a visual breakdown of the Funds by the industry sectors that the underlying securities represent as a percentage of the total investments.

Queens Road Value Fund

Queens Road Small Cap Value Fund

QUEENS ROAD VALUE FUND SCHEDULES OF INVESTMENTS As of May 31, 2016

NUMBER OF SHARES		VALUE
	COMMON STOCKS — 87.6%
	AEROSPACE/DEFENSE — 4.6%
8,000	General Dynamics Corp.	$1,134,960
6,600	United Technologies Corp.	663,828
		1,798,788
	APPAREL — 2.2%
14,000	VF Corp.	872,480

	BANKS — 4.0%
14,500	Bank of New York Mellon Corp.	609,870
9,000	JPMorgan Chase & Co.	587,430
6,000	State Street Corp.	378,360
		1,575,660
	BEVERAGES — 2.3%
5,937	Constellation Brands, Inc., Class A	909,251

	BUILDING MATERIALS — 1.0%
6,380	Fortune Brands Home & Security, Inc.	374,315

	CHEMICALS — 2.5%
12,000	LyondellBasell Industries NV, Class A	976,320

	COMPUTERS — 3.2%
21,378	Hewlett Packard Enterprise Co.	394,852
5,500	International Business Machines Corp.	845,570
		1,240,422
	COSMETICS/PERSONAL CARE — 3.7%
8,800	Procter & Gamble Co.	713,152
16,400	Unilever PLC ADR	747,184
		1,460,336
	DIVERSIFIED FINANCIAL SERVICES — 5.9%
18,000	American Express Co.	1,183,680
5,000	Ameriprise Financial, Inc.	508,350
7,900	T Rowe Price Group, Inc.	608,774
		2,300,804
	ELECTRIC — 4.8%
13,000	American Electric Power Co., Inc.	841,490
8,284	Duke Energy Corp.	648,057
8,400	Southern Co.	415,296
		1,904,843
	ELECTRONICS — 1.6%
3,400	Allegion PLC	229,976
20,000	Corning, Inc.	417,800
		647,776
	FOOD — 1.7%
3,000	Kraft Heinz Co.	249,570
9,000	Mondelez International, Inc., Class A	400,410
		649,980
	HEALTHCARE-PRODUCTS — 1.2%
2,300	Danaher Corp.	226,228
3,022	Medtronic PLC	243,211
		469,439
	HEALTHCARE-SERVICES — 2.5%
7,300	Anthem, Inc.	964,768

	HOLDING COMPANIES-DIVERSIFIED — 1.3%
28,800	Leucadia National Corp.	521,280

	HOUSEHOLD PRODUCTS/WARES — 3.0%
7,586	Clorox Co.	975,104
1,717	Kimberly-Clark Corp.	218,128
		1,193,232
	INSURANCE — 3.6%
3	Berkshire Hathaway, Inc., Class A*	635,085
10,000	Prudential Financial, Inc.	792,500
		1,427,585
	INTERNET — 1.1%
24,000	Symantec Corp.	416,640

	MEDIA — 5.1%
5,490	CBS Corp., Class B	303,048
5,166	Time Warner, Inc.	390,860
30,500	Twenty-First Century Fox, Inc.	880,840
10,000	Viacom, Inc., Class B	443,700
		2,018,448
	MISCELLANEOUS MANUFACTURING — 6.0%
5,100	3M Co.	858,432
10,000	Eaton Corp. PLC	616,300
10,200	Ingersoll-Rand PLC	681,462
3,076	Pentair PLC	185,298
		2,341,492
	OIL & GAS — 1.1%
4,700	Exxon Mobil Corp.	418,394

	PHARMACEUTICALS — 9.5%
5,000	Bristol-Myers Squibb Co.	358,500
9,000	GlaxoSmithKline PLC ADR	381,330
10,050	Johnson & Johnson	1,132,535
13,820	Merck & Co., Inc.	777,513
31,000	Pfizer, Inc.	1,075,700
		3,725,578
	RETAIL — 1.3%
4,225	McDonald's Corp.	515,703

	SEMICONDUCTORS — 2.1%
26,000	Intel Corp.	821,340

See accompanying Notes to Financial Statements.

QUEENS ROAD VALUE FUND SCHEDULES OF INVESTMENTS (Continued) As of May 31, 2016

NUMBER OF SHARES		VALUE
	SOFTWARE — 5.2%
19,500	Microsoft Corp.	$1,033,500
25,000	Oracle Corp.	1,005,000
		2,038,500
	TELECOMMUNICATIONS — 6.5%
30,020	AT&T, Inc.	1,175,283
30,000	Cisco Systems, Inc.	871,500
10,000	Verizon Communications, Inc.	509,000
		2,555,783
	TRANSPORTATION — 0.6%
3,000	Union Pacific Corp.	252,570

	TOTAL COMMON STOCKS (Cost $21,558,915)	34,391,727

	EXCHANGE-TRADED FUNDS — 0.9%
	COMMODITY FUND — 0.9%
30,000	iShares Gold Trust*	351,600

	TOTAL EXCHANGE-TRADED FUNDS (Cost $295,770)	351,600

	SHORT-TERM INVESTMENTS — 13.5%
5,279,456	Invesco Short Term Investment Prime Portfolio - Institutional Class, 0.36%**	5,279,456

	TOTAL SHORT-TERM INVESTMENTS (Cost $5,279,456)	5,279,456

	TOTAL INVESTMENTS — 102.0% (Cost $27,134,141)	40,022,783

	Liabilities in Excess of Other Assets — (2.0)%	(773,335)

	TOTAL NET ASSETS —100.0%	$39,249,448

ADR – American Depositary Receipt

PLC – Public Limited Company

*	Non-income Producing.

**	Variable rate security; the coupon rate shown represents the yield at May 31, 2016.

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND SCHEDULES OF INVESTMENTS As of May 31, 2016

NUMBER OF SHARES		VALUE
	COMMON STOCKS — 76.1%
	AEROSPACE/DEFENSE — 5.9%
50,398	Astronics Corp.*	$1,940,323
47,315	Cubic Corp.	1,930,452
68,412	Ducommun, Inc.*	1,156,163
39,879	Orbital ATK, Inc.	3,470,669
		8,497,607
	APPAREL — 2.5%
17,912	Deckers Outdoor Corp.*	941,992
63,839	Delta Apparel, Inc.*	1,311,253
180,034	Iconix Brand Group, Inc.*	1,388,062
		3,641,307
	BANKS — 2.1%
144,363	Hilltop Holdings, Inc.*	2,950,780

	CHEMICALS — 1.9%
71,091	CSW Industrials, Inc.*	2,377,283
31,400	CVR Partners LP	281,030
		2,658,313
	COMMERCIAL SERVICES — 1.2%
170,487	RPX Corp.*	1,713,394

	COMPUTERS — 1.4%
21,658	Digimarc Corp.*	599,060
11,000	DST Systems, Inc.	1,330,120
		1,929,180
	DISTRIBUTION/WHOLESALE — 1.4%
64,530	Essendant, Inc.	1,986,879

	DIVERSIFIED FINANCIAL SERVICES — 0.6%
62,162	Santander Consumer USA Holdings, Inc.*	799,403

	ELECTRIC — 0.3%
8,508	MGE Energy, Inc.	431,441

	ELECTRICAL COMPONENTS & EQUIPMENT — 0.2%
12,800	Graham Corp.	231,168

	ELECTRONICS — 4.5%
53,552	Tech Data Corp.*	4,046,925
188,752	Vishay Intertechnology, Inc.	2,446,226
		6,493,151
	FOOD — 3.8%
151,900	Darling Ingredients, Inc.*	2,331,665
35,022	Sanderson Farms, Inc.	3,141,824
		5,473,489
	FOREST PRODUCTS & PAPER — 1.9%
78,981	Schweitzer-Mauduit International, Inc.	2,716,946

	GAS — 3.9%
57,040	New Jersey Resources Corp.	2,004,956
21,641	South Jersey Industries, Inc.	625,209
68,600	UGI Corp.	2,944,312
		5,574,477
	HEALTHCARE-PRODUCTS — 0.7%
15,000	STERIS PLC	1,041,450

	HOME FURNISHINGS — 0.6%
11,469	Harman International Industries, Inc.	897,335

	INSURANCE — 7.2%
12,145	American National Insurance Co.	1,451,449
25,315	Crawford & Co., Class B	216,950
600	EMC Insurance Group, Inc.	16,032
41,330	Endurance Specialty Holdings Ltd.	2,807,134
88,909	Horace Mann Educators Corp.	3,028,240
42,800	RLI Corp.	2,829,508
		10,349,313
	MACHINERY-CONSTRUCTION & MINING — 2.3%
71,942	Oshkosh Corp.	3,302,857

	MACHINERY-DIVERSIFIED — 2.8%
32,813	Graco, Inc.	2,633,899
43,733	Hurco Cos., Inc.	1,409,515
		4,043,414
	MEDIA — 4.0%
68,521	Meredith Corp.	3,391,789
59,712	Scholastic Corp.	2,331,754
		5,723,543
	METAL FABRICATE/HARDWARE — 0.4%
51,365	LB Foster Co.	592,238

	MISCELLANEOUS MANUFACTURING — 3.7%
7,300	Chase Corp.	428,802
34,600	Crane Co.	1,986,040
82,438	Fabrinet*	2,926,549
		5,341,391
	OIL & GAS — 1.3%
175,000	Atwood Oceanics, Inc.	1,867,250

	PHARMACEUTICALS — 2.8%
69,916	Owens & Minor, Inc.	2,607,168
27,012	Prestige Brands Holdings, Inc.*	1,459,728
		4,066,896

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND SCHEDULES OF INVESTMENTS (Continued) As of May 31, 2016

NUMBER OF SHARES		VALUE
	RETAIL — 4.7%
60,149	Cato Corp., Class A	$2,276,640
67,600	Pier 1 Imports, Inc.	378,560
50,883	Urban Outfitters, Inc.*	1,451,692
51,600	Vista Outdoor, Inc.*	2,589,288
		6,696,180
	SEMICONDUCTORS — 2.1%
45,000	Synaptics, Inc.*	3,052,350

	SOFTWARE — 3.4%
56,088	CSG Systems International, Inc.	2,384,301
26,722	SYNNEX Corp.	2,434,374
		4,818,675
	TELECOMMUNICATIONS — 5.8%
49,533	Anixter International, Inc.*	2,981,887
27,300	Black Box Corp.	342,615
92,300	CalAmp Corp.*	1,387,269
81,078	Plantronics, Inc.	3,609,592
		8,321,363
	TEXTILES — 2.0%
24,712	UniFirst Corp.	2,858,437

	TRUCKING & LEASING — 0.7%
36,673	Greenbrier Cos., Inc.	1,052,515

	TOTAL COMMON STOCKS (Cost $79,938,443)	109,122,742

	EXCHANGE-TRADED FUNDS — 0.9%
	EQUITY FUND — 0.9%
13,100	iShares Russell 2000 Value Fund	1,269,652

	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,224,399)	1,269,652

	MUTUAL FUNDS — 0.9%
106,846	Central Fund of Canada Ltd., Class A**	1,331,301

	TOTAL MUTUAL FUNDS (Cost $1,318,331)	1,331,301

	SHORT-TERM INVESTMENTS — 25.8%
36,966,421	Invesco Short Term Investment Prime Portfolio - Institutional Class, 0.36%***	36,966,421

	TOTAL SHORT-TERM INVESTMENTS (Cost $36,966,421)	36,966,421

	TOTAL INVESTMENTS — 103.7% (Cost $119,447,594)	148,690,116

	Liabilities in Excess of Other Assets — (3.7)%	(5,314,601)

	TOTAL NET ASSETS —100.0%	$143,375,515

*	Non-income Producing.

**	Passive foreign investment company.

***	Variable rate security; the coupon rate shown represents the yield at May 31, 2016.

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF ASSETS AND LIABILITIES As of May 31, 2016

	Value Fund	Small Cap Value Fund
Assets:
Investments, at Value (cost $27,134,141, $119,447,594)	$40,022,783	$148,690,116
Receivables:
Shareholder Subscriptions	—	482,265
Dividends and Interest	105,596	123,526
Investment Securities Sold	370,761	1,048,599
Total Assets	40,499,140	150,344,506

Liabilities:
Payables:
Investment Securities Purchased	1,189,939	6,698,001
Shareholder Redemptions	28,501	124,617
Accrued Advisory Fees (Note 3)	31,252	146,373
Total Liabilities	1,249,692	6,968,991

Net Assets	$39,249,448	$143,375,515

Components of Net Assets:
Capital (par value of $0.001 per share with an unlimited number of shares authorized)	$25,324,863	$109,674,129
Accumulated Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	358,530	(119,263)
Accumulated Undistributed Net Realized Gain on Investments	677,413	4,578,127
Net Unrealized Appreciation on Investments	12,888,642	29,242,522
Net Assets	$39,249,448	$143,375,515

Shares of Beneficial Interest Issued and Outstanding	1,978,901	5,676,310
Net Asset Value, Offering and Redemption Price Per Share	$19.83	$25.26

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF OPERATIONS For the year ended May 31, 2016

	Value Fund	Small Cap Value Fund
Investment Income:
Dividends (net of foreign withholding taxes of $1,266, $142)	$938,079	$1,045,442
Interest	10,459	46,644
Total Investment Income	948,538	1,092,086

Expenses:
Advisory Fees (Note 3)	352,106	1,161,009
Total Expenses	352,106	1,161,009
Net Investment Income (Loss)	596,432	(68,923)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	1,093,754	4,485,007
Net Change in Unrealized Appreciation (Depreciation) on Investments	(931,873)	1,569,952
Net Realized and Unrealized Gain on Investments	161,881	6,054,959

Net Increase in Net Assets from Operations	$758,313	$5,986,036

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Small Cap Value Fund
	For the year ended May 31, 2016	For the year ended May 31, 2015	For the year ended May 31, 2016	For the year ended May 31, 2015
Increase in Net Assets From:
Operations:
Net Investment Income (Loss)	$596,432	$427,148	$(68,923)	$18,847
Net Realized Gain on Investments	1,093,754	503,116	4,485,007	1,329,045
Net Change in Unrealized Appreciation (Depreciation) on Investments	(931,873)	1,683,331	1,569,952	4,804,996
Net Increase in Net Assets from Operations	758,313	2,613,595	5,986,036	6,152,888

Distributions to Shareholders From:
Net Investment Income	(424,769)	(410,251)	—	—
Net Realized Gains	(682,181)	(1,341,837)	(302,677)	(2,079,604)
Net Change in Net Assets from Distributions	(1,106,950)	(1,752,088)	(302,677)	(2,079,604)

Capital Transactions:
Proceeds from Sale of Shares	3,546,365	3,311,395	67,522,410	11,601,034
Net Asset Value of Shares Issued on Reinvestment of Dividends	577,112	956,713	219,896	1,467,200
Cost of Shares Redeemed	(2,710,492)	(3,878,038)	(9,316,533)	(12,087,527)
Net Increase in Net Assets from Capital Transactions	1,412,985	390,070	58,425,773	980,707

Total Increase in Net Assets	1,064,348	1,251,577	64,109,132	5,053,991

Net Assets:
Beginning of Year	38,185,100	36,933,523	79,266,383	74,212,392
End of Year	$39,249,448	$38,185,100	$143,375,515	$79,266,383

Accumulated Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$358,530	$194,662	$(119,263)	$(137,694)

Capital Share Transactions:
Shares Sold	188,888	166,037	2,819,818	486,257
Shares Issued on Reinvestment of Dividends	31,028	47,764	9,294	62,196
Shares Redeemed	(140,816)	(193,785)	(385,083)	(505,794)
Net Increase in Shares	79,100	20,016	2,444,029	42,659

See accompanying Notes to Financial Statements.

QUEENS ROAD VALUE FUND FINANCIAL HIGHLIGHTS

Per share operating performance

For a capital share outstanding throughout each year

	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013	Year Ended May 31, 2012

Net Asset Value, Beginning of Year	$20.10	$19.65	$17.15	$13.58	$14.20

Income from Investment Operations:
Net Investment Income*	0.31	0.23	0.20	0.20	0.20
Net Realized and Unrealized Gain (Loss) on Investments	0.00 **	1.17	2.49	3.59	(0.66)
Total from Investment Operations	0.31	1.40	2.69	3.79	(0.46)

Less Distributions:
Net Investment Income	(0.22)	(0.22)	(0.19)	(0.22)	(0.16)
Net Realized Gains	(0.36)	(0.73)	—	—	—
Total Distributions	(0.58)	(0.95)	(0.19)	(0.22)	(0.16)

Net Asset Value, End of Year	$19.83	$20.10	$19.65	$17.15	$13.58

Total Return	1.74%	7.15%	15.69%	28.19%	(3.28)%

Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$39,249	$38,185	$36,934	$33,709	$27,003
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.61%	1.14%	1.10%	1.29%	1.44%
Portfolio Turnover Rate	14%	4%	—%	4%	5%

*	Computed using average shares method.

**	Amount is less than $0.005 per share.

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

Per share operating performance

For a capital share outstanding throughout each year

	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014		Year Ended May 31, 2013	Year Ended May 31, 2012

Net Asset Value, Beginning of Year	$24.52	$23.27	$20.84		$17.40	$20.67

Income from Investment Operations:
Net Investment Income (Loss)*	(0.02)	0.01	0.00	**	0.05	0.00 **
Net Realized and Unrealized Gain (Loss) on Investments	0.84	1.90	3.18		3.69	(1.96)
Total from Investment Operations	0.82	1.91	3.18		3.74	(1.96)

Less Distributions:
Net Investment Income	—	—	—		(0.05)	(0.08)
Net Realized Gains	(0.08)	(0.66)	(0.75)		(0.25)	(1.23)
Return of Capital	—	—	—		(0.00)**	—
Total Distributions	(0.08)	(0.66)	(0.75)		(0.30)	(1.31)

Net Asset Value, End of Year	$25.26	$24.52	$23.27		$20.84	$17.40

Total Return	3.37%	8.33%	15.26%		21.75%	(9.71)%

Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$143,376	$79,266	$74,212		$79,421	$65,219
Ratio of Expenses to Average Net Assets	1.24%	1.24%	1.24%		1.24%	1.24%
Ratio of Net Investment Income to Average Net Assets	(0.07)%	0.02%	0.01%		0.27%	0.01%
Portfolio Turnover Rate	23%	2%	0	%***	10%	14%

*	Computed using average shares method.

**	Amount is less than $0.005 per share.

***	Amount is less than 0.5%.

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS May 31, 2016

Note 1. Organization

The Queens Road Value Fund and the Queens Road Small Cap Value Fund (individually referred to as the “Value Fund” and “Small Cap Value Fund”, respectively, or collectively as the “Funds”), are managed portfolios of the Bragg Capital Trust (the “Trust”), which are registered under the Investment Company Act of 1940, as amended, as non-diversified, open-end management companies. The Funds’ investment objective is to seek growth of capital. The Funds invest primarily in common stocks which are believed by the Advisor to be undervalued and have good prospects for capital appreciation. Under normal circumstances, the Small Cap Value Fund invests at least 80% of its assets in equity securities of companies with small market capitalization. The Fund defines a small capitalization (small cap) company as one whose market capitalization, at the time of purchase, is generally less than that of a company with the largest capitalization included in the Russell 2000 Value Index, which as of May 31, 2016, was $3.8 billion. The Funds’ registration statement was declared effective on June 13, 2002, and operations began on that date.

Note 2. Significant Accounting Policies

The following is a summary of accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies, as such, these financial statements have applied the guidance set forth in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) 946, Financial Services-Investment Companies.

Federal Income Taxes: Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years 2012 – 2015, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended May 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Security Valuation: Securities, including common stocks and exchange-traded funds, which are traded on a national securities exchange are valued at the last quoted sales price, and generally classified as a Level 1 investment. Investments in mutual funds, including money market funds, are valued at the ending net asset value provided by the funds, and generally classified as a Level 1 investment. If there are no sales reported, the Fund’s portfolio securities will be valued using the last reported bid price. Short-term obligations may be valued using

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2016

amortized cost, which approximates fair value, and are generally classified as a Level 2 investment. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Trust’s Board of Trustees, and generally classified as a Level 3 investment.

In accordance with GAAP, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

●

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common Stocks, Exchange-Traded Funds and Mutual Funds are generally categorized as Level 1.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Fixed income securities, repurchase agreements, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Funds did not hold any Level 2 or Level 3 securities during the year ended May 31, 2016. There were no transfers into and out of any level during the current year. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

Value Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$34,391,727	$—	$—	$34,391,727
Exchange-Traded Funds	351,600	—	—	351,600
Short-Term Investments	5,279,456	—	—	5,279,456
Total	$40,022,783	$—	$—	$40,022,783

Small Cap Value Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$109,122,742	$—	$—	$109,122,742
Exchange-Traded Funds	1,269,652	—	—	1,269,652
Mutual Funds	1,331,301	—	—	1,331,301
Short-Term Investments	36,966,421	—	—	36,966,421
Total	$148,690,116	$—	$—	$148,690,116

*	All sub-categories within common stocks represent Level 1 investments. See Schedules of Investments for industry categories.

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2016

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Funds retain Bragg Financial Advisors, Inc. (the “Advisor”) as their investment advisor. Under the terms of the management agreement, the Advisor provides investment management and administrative services for the Funds. For its services as Advisor, the Value Fund and Small Cap Value Fund pay a fee, computed daily and payable monthly at the annual rate of 0.95% and 1.24% of each Fund’s first $250,000,000 of average daily net assets, 0.85% and 1.24% of each Fund’s next $250,000,000 of average daily net assets, and 0.80% and 1.15% of each Fund’s average daily net assets over $500,000,000, respectively. For the year ended May 31, 2016, the Advisor earned $352,106 and $1,161,009 from the Value Fund and Small Cap Value Fund, respectively. From these fees and its own resources, the Advisor agreed to pay other operating expenses of the Funds including transfer agent fees, fund accountant fees, administrator fees, registration fees, custodial fees, and other ordinary expenses of the Funds. However, the agreement does not require the Advisor to pay interest, taxes, brokerage commissions, and extraordinary expenses of the Funds. The amounts due to the Advisor at May 31, 2016, from the Value Fund and Small Cap Value Fund were $31,252 and $146,373, respectively.

Certain employees and officers of the Advisor are also “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each “non- interested” Trustee is entitled to receive an annual fee of $7,500 plus expenses for services relating to the Trust which is paid by the Advisor.

Queens Road Securities (“QRS”) acts as the principal underwriter in the continuous public offering of the Funds’ shares. Certain officers of the Trust are also officers of QRS. QRS did not receive or waive any brokerage fees on executions of purchases and sales of the Funds’ portfolio investments during the year ended May 31, 2016.

Note 4. Investment Transactions

For the year ended May 31, 2016, the cost of purchases and the proceeds from sales of portfolio securities, other than short-term investments, amounted to $5,856,159 and $4,372,892, respectively, for the Value Fund, and $62,313,602 and $16,666,057, respectively, for the Small Cap Value Fund.

Note 5. Federal Income Taxes

At May 31, 2016, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

	Value Fund	Small Cap Value Fund
Cost of investments	$27,120,203	$119,484,033
Gross unrealized appreciation	$13,268,092	$30,042,338
Gross unrealized depreciation	(365,512)	(836,255)
Net unrealized appreciation on investments	$12,902,580	$29,206,083

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and timing differences in recognizing certain gains and losses in security transactions.

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2016

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2016, permanent differences in book and tax accounting resulting primarily from differing treatments for net operating losses and return of capital items have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase (Decrease)
	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Queens Road Value Fund	$—	$(7,795)	$7,795
Queens Road Small Cap Value Fund	(84,814)	87,354	(2,540)

As of May 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Value Fund	Small Cap Value Fund
Undistributed ordinary income	$358,530	$—
Undistributed long-term capital gains	663,475	4,587,566
Tax accumulated earnings	1,022,005	4,587,566
Accumulated capital and other losses	—	(92,263)
Net unrealized appreciation	12,902,580	29,206,083
Total accumulated earnings	$13,924,585	$33,701,386

Post-October capital losses and late-year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. As of May 31, 2016, the following Funds had the following post-October capital-losses and late-year ordinary losses:

	Value Fund	Small Cap Value Fund
Post-October capital losses	$—	$—
Late-year ordinary losses	—	92,263

The tax character of distributions paid during the fiscal years ended, May 31, 2016 and May 31, 2015 were as follows:

	Value Fund		Small Cap Value Fund
Distributions paid from:	2016	2015	2016	2015
Ordinary Income	$426,863	$410,251	$—	$—
Net Long Term Capital Gains	680,087	1,341,837	302,677	2,079,604
Total Taxable Distributions Paid	$1,106,950	$1,752,088	$302,677	$2,079,604

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2016

Note 6. Control

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a) (9) of the Investment Company Act of 1940. As of May 31, 2016, Pershing, L.L.C., for the benefit of its customers, owned 97.13% and 38.37% of the Value Fund and Small Cap Value Fund, respectively. As of May 31, 2016, Charles Schwab & Co., Inc. owned 28.20% of the Small Cap Value Fund.

Note 7. Recently Issued Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 (“ASU 2015-07”) eliminating the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requiring the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements. ASU 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the financial statements.

Note 8. Subsequent Event Disclosure

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

QUEENS ROAD FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Bragg Capital Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bragg Capital Trust, comprising Queens Road Value Fund and Queens Road Small Cap Value Fund (the “Funds”) as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Bragg Capital Trust as of May 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
July 29, 2016

QUEENS ROAD FUNDS EXPENSE ILLUSTRATION May 31, 2016 (Unaudited)

ABOUT YOUR FUND’S EXPENSES

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2015 through May 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During the Period* December 1, 2015 to May 31, 2016
Value Fund
Actual	$1,000.00	$1,054.70	$4.88
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,020.25	$4.80
Small Cap Fund
Actual	$1,000.00	$1,030.80	$6.29
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,018.80	$6.26

*

Expenses are equal to the Funds’ annualized expense ratio of 0.95% and 1.24%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

QUEENS ROAD FUNDS ADDITIONAL INFORMATION May 31, 2016 (Unaudited)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-595-3088 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio Holdings - The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ first and third fiscal quarters end on August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Funds’ first Form N-Q was filed with the SEC on October 8, 2004. The Funds’ Form N-Qs are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-800-595-3088.

Qualified Dividend Income and Dividend Received Deduction Designations -

Long-Term Capital Gains Designation

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Queens Road Value and Queens Road Small Cap Value Fund hereby designates $680,087 and $302,677, respectively, as long-term capital gains distributed during the year ended, May 31, 2016.

Qualified Dividend Income

For the year ended May 31, 2016, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), is designated as qualified dividend income for the Queens Road Value Fund.

Corporate Dividends Received Deduction

For the year ended May 31, 2016, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), qualifies for the dividends received deduction available to corporate shareholders for the Queens Road Value Fund.

QUEENS ROAD FUNDS TRUSTEE INFORMATION May 31, 2016 (Unaudited)

Information about Trustees who are “interested persons” of the Trust as defined under the 1940 Act, and each Trustee of the Trust, including their principal occupations during the past five years, is as follows:

Interested Trustees
Name, Address, and Age	Position with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee
Steven H. Scruggs 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 47	CCO, Trustee, President, Secretary	Unlimited; 13 years	Bragg Financial Advisors, Portfolio Manager/CCO (2000-present)	Two	None
Benton S. Bragg 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 48	Trustee, Chairman, Treasurer	Unlimited; 13 years	Bragg Financial Advisors, President, CEO (1996-present)	Two	None

Steve Scruggs and Benton Bragg are Interested Trustees of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) by reason of their affiliation with the Funds’ Advisor, Bragg Financial Advisors, Inc. and their affiliation as registered principals with the Funds’ underwriter, Queens Road Securities, L.L.C., Benton S. Bragg and Steven H. Scruggs are brothers-in-law.

The Funds’ Statement of Additional Information includes additional information about the trustees and is available, without charge and upon request, by calling 1-800-595-3088.

QUEENS ROAD FUNDS TRUSTEE INFORMATION (Continued) May 31, 2016 (Unaudited)

Information about Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Independent Trustees
Name, Address, and Age	Position with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee
Philip C. Blount III 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 62 [1,2]	Trustee	Unlimited; 13 years	Icons, Inc., President (2001-present) Marketing Merchandise	Two	None
Christopher B. Brady 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 46 [1,2]	Trustee	Unlimited; 13 years	Brady Distributing, Vice President (1995-2009, 2012-present) Machinery Distribution; Resort Capital Partners, Vice President (2009-2012) Hospitality Financial Advisory	Two	None
Harold J. Smith 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 51 [1,2]	Trustee	Unlimited; 13 years	Raftelis Financial, Vice President (1996-present) Public Finance Consulting	Two	None
Timothy J. Ignasher 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 55 [1,2]	Trustee	Unlimited; 13 years	NewBridge Bank, Exec. Vice President and Head of Commercial Banking (2012-Present); Citizens South Bank, Exec. Vice President (2008-present)	Two	None

The Funds’ Statement of Additional Information includes additional information about the trustees and is available, without charge and upon request, by calling 1-800-595-3088.

(1)

Member of the Audit Committee of the Board of Trustees, which makes recommendations regarding the selection of the Fund’s independent public accountant and meets with representatives of the accountants to determine the scope of and review the results of each audit.

(2)	Member of the Nominating Committee of the Board of Trustees, which identifies qualified candidates and recommends nominees for the election as Trustees.

QUEENS ROAD FUNDS

Notes

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QUEENS ROAD FUNDS

Board of Trustees

Benton S. Bragg

Steven H. Scruggs

Philip C. Blount, III

Timothy J. Ignasher

Christopher B. Brady

Harold J. Smith

Investment Adviser

Bragg Financial Advisors, Inc.

1031 Caldwell Street, Suite 200

Charlotte, NC 28203

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent

UMB Fund Services

235 West Galena Street

Milwaukee, WI 53212

Custodian

US Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH 45201

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Shares of Queens Road Value and Queens Road Small Cap Value Fund are distributed by Queens Road Securities, L.L.C., an affiliate of the Investment Adviser. This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Funds’ prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Funds are not bank deposits, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes”, “expects”, “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Funds’ filings with the Securities and Exchange Commission. The Funds undertake no obligation to update any forward looking statement.

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Code of Ethics for the Principal Executive and Principal Financial officer is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2012. (SEC Accession No. 0001398344-12-002461)

(b)	During the period covered by the report, with respect to the Registrant’s Code that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)	The board did not identify a member of the audit committee that had all of the required technical attributes to qualify as an “audit committee financial expert.” At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
Registrant
FY 2015	$21,500
FY 2016	$22,300

(b) Audit-Related Fees
Registrant
FY 2015	$0
FY 2016	$0
Nature of the fees:	Not applicable.

(c) Tax Fees
Registrant
FY 2015	$5,000
FY 2016	$5,000
Nature of the fees:	1120-RIC & Excise Tax Return

(d) All Other Fees
Registrant
FY 2015	$1,100
FY 2016	$1,000
Nature of the fees:	Out of pocket expenses and consents

(e)	(1) Audit Committee’s Pre-Approval Policies and Procedures
The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) Percentages of Services Approved by the Audit Committee

Registrant
Audit Related Fees	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant
FY 2015	$0
FY 2016	$0

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics for the Principal Executive and Principal Financial officer is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2012. (SEC Accession No. 0001398344-12-002461)

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bragg Capital Trust

/s/ Steven H. Scruggs
By: Steven H. Scruggs
President
July 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Steven H. Scruggs
By: Steven H. Scruggs
President
(Principal Executive Officer)
July 28, 2016

/s/ Benton S. Bragg
By: Benton S. Bragg
Treasurer
(Principal Financial Officer)
July 28, 2016